Note 7 - Stock Incentive Plan	6 Months Ended
Jun. 30, 2023
Notes to Financial Statements
Share-Based Payment Arrangement [Text Block]

7. Stock Incentive Plan

A summary of the status of the Company’s unvested shares as of January 1, 2023, and changes during the six-month period ended June 30, 2023, are presented below:

Unvested Shares	Shares	Weighted-Average Grant-Date Fair Value
Unvested on January 1, 2023	82,950	15.14
Granted	-	-
Vested	-	-
Unvested on June 30, 2023	82,950	15.14

As of June 30, 2023, there was $556,270 of total unrecognized compensation cost related to unvested share-based compensation arrangements granted. That cost is expected to be recognized over a weighted-average period of 0.82 years. The share-based compensation recognized relating to the unvested shares was $365,379 and $516,649 for the six-month periods ended June 30, 2022 and 2023, respectively, and is included within “General and administrative expenses” in the unaudited condensed consolidated statements of operations.